Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2024
Prospectus

The following information replaces similar information for Software and IT Services Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Ali Khan (Co-Portfolio Manager) has managed the fund since 2014.
It is expected that Mr. Khan will transition off the fund on or about June 30, 2025, at which time Mr. Francfort will assume sole portfolio manager responsibilities.
Kevin Francfort (Co-Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information for Software and IT Services Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kevin Francfort is Co-Portfolio Manager of Software and IT Services Portfolio, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2015, Mr. Francfort has worked as a research associate, research analyst, and portfolio manager.
Ali Khan is Co-Portfolio Manager of Software and IT Services Portfolio, which he has managed since 2014. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Khan has worked as an equity research associate and portfolio manager.
It is expected that Mr. Khan will transition off the fund on or about June 30, 2025, at which time Mr. Francfort will assume sole portfolio manager responsibilities.
SELTEC-PSTK-1224-139 1.918659.139	December 20, 2024